Restricted Net Assets	12 Months Ended
Dec. 31, 2020
Restricted Assets Disclosure [Abstract]
Restricted Net Assets
24	RESTRICTED NET ASSETS
The Group’s ability to pay dividends is primarily dependent on the Group receiving distributions of funds from its subsidiaries and VIEs. Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s subsidiaries and VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with US GAAP differ from those reflected in the statutory financial statements of the Group’s subsidiaries and VIEs.
In accordance with the PRC laws and regulations, statutory reserve funds shall be made and can only be used for specific purposes and are not distributable as cash dividends. As a result of these PRC laws and regulations that require annual appropriations of 10% of net after tax profits to be set aside prior to payments of dividends as general reserve fund or statutory surplus fund; and in private school sector, annual appropriations of 25% of net after tax profits to be set aside prior to payments of dividends as development fund. The Group’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company.
As of December 31, 2020, the total restricted net assets of the Company’s subsidiaries and VIEs incorporated in PRC and subjected to restriction amounted to RMB113,846.